American Century Growth Funds, Inc. Statement of Additional Information Supplement
Supplement dated March 21, 2016 ■ Statement of Additional Information dated December 1, 2015

The following replaces the Accounts Managed table on page 31 of the SAI.

Accounts Managed (As of July 31, 2015)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments ‑ subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Stephen Pool	Number of Accounts	4	0	0
	Assets	$184.0 million(1)	N/A	N/A
Donald K. Owen(2)	Number of Accounts	2	0	0
	Assets	$156.7 million(3)	$0	$0
1 Includes $13.4 million in Legacy Focused Large Cap, $24.3 million in Legacy Large Cap and $42.7 million in Legacy Multi Cap.
2 Information is provided as of February 17, 2016.
3 Includes $68.9 million in Legacy Multi Cap.

The following replaces the Ownership of Securities table on pages 33 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Legacy Focused Large Cap
Stephen Pool	C
Legacy Large Cap
Stephen Pool	C
Legacy Multi Cap
Stephen Pool	C
Donald K. Owen(1)	A

Ranges: A - none; B - $1-$10,000; C - $10,001-$50,000; D - $50,001-$100,000; E - $100,001-$500,000; F - $500,001-$1,000,000; G - More than $1,000,000.
1 Information is provided as of February 17, 2016.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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